UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2017

HISPANICA INTERNATIONAL DELIGHTS OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-190788	46-2552550
State or other jurisdiction	Commission file number	I.R.S. Employer Identification No.
of incorporation or organization

575 Lexington Avenue, 4th Floor, New York, NY 10022

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (516) 867-8383

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Hispanica International Delights of America, Inc. is referred to herein as “we”, “our” or “us”.

Section 8 -Other Events

Item 8.01. Other Events

On October 19, 2017, we entered into a Membership Interest Purchase Agreement (“Agreement”) with David and Deborah Meniane, the sole members of Victoria Kitchen, LLC (“VK”), to purchase 100% of VK’s membership interests for our payment at closing of cash and common stock shares and assumption of a VK promissory note.

We will issue a press release after this Form 8-K is filed with the SEC regarding the Agreement, which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

See Exhibit Index.

Exhibit No.	Description

99.1	Press Release – Acquisition of Victoria Kitchen, LLC

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HISPANICA INTERNATIONAL DELIGHTS OF AMERICA, INC.

Dated: October 25, 2017	By: /s/ Fernando Oswaldo Leonzo
Chief Executive Officer